UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2019
-----------

Microwave Filter Company, Inc.
(Exact Name of Registrant as Specified in Charter)

New York 0-10976 16-0928443
------------------------- ----------------------- -------------------
(State or Other Jurisdiction(Commission File Number) (IRS Employer
of Incorporation) Identification No.)

6743 Kinne Street, East Syracuse, New York 13057
------------------------------------------------ --------
(Address of Principal Executive Offices) (Zip Code)

(315) 438-4700
--------------
Registrant's telephone number, including area code

not applicable
------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)
or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a)
of the Exchange Act. [ ]

Section 8 – Other Events

Item 8.01 Other Events.

On May 2, 2019, the Board of Directors of Microwave Filter Company, Inc.
("MFCO" or the "Company") unanimously approved the filing of Form 15 which is a voluntary filing with the Securities and Exchange Commission, also known as the Certification and Notice of Termination of Registration.

The Company's Board of Directors considered the costs associated with the preparation and filing of reports, management time spent on the documents and the costs of outside legal and accounting resources.

The Company's securities are currently quoted on the OTC market place
(www.otcmarkets.com) under the symbol "mfco."

The Company will continue to put their financial statements on its website (www.microwavefilter.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microwave Filter Company, Inc.
--------------------------------
(Registrant)

Dated: May 2, 2019 By: /s/ Paul W. Mears
--------------------------------
Paul W. Mears
Chief Executive Officer